Exhibit 10.2

Execution Version

CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Consent and Amendment No. 1 to Eighth Amended and Restated Credit Agreement (this “Amendment”), dated as of April 28, 2023 (the “Consent Effective Date”), is entered into among CORE LABORATORIES N.V., a Netherlands limited liability company, (the “Existing Parent”), CORE LABORATORIES (U.S.) INTERESTS HOLDINGS, INC., a Texas corporation (the “US Borrower” and, together with the Existing Parent, the “Borrowers” and, each a “Borrower”), Subsidiaries of the Existing Parent party hereto as Guarantors, the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer, and Collateral Agent for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

INTRODUCTION

Reference is made to the Eighth Amended and Restated Credit Agreement dated as of July 25, 2022 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent, and the Collateral Agent.

WHEREAS, the Existing Parent will effect a reorganization of its corporate structure, including a redomestication of the Existing Parent from the Netherlands to the United States (the “Redomestication”), as more specifically described in the Form S-4 Registration Statement of Core Laboratories Luxembourg S.A. (the “New Parent”) filed with the Securities and Exchange Commission on January 17, 2023, as amended by the Amendment No. 1 to Form S-4 Registration Statement filed with the Securities and Exchange Commission on February 22, 2023 and the Amendment No. 2 to Form S-4 Registration Statement filed with the Securities and Exchange Commission on February 27, 2023 (as so amended, the “S-4”).

WHEREAS, to effect the Redomestication, the Existing Parent and the New Parent have entered into that certain Common Terms of Cross-Border Merger dated as of January 16, 2023 (as in effect on the Consent Effective Date, the “Merger Agreement”), pursuant to which the Existing Parent shall merge into the New Parent, with the New Parent being the surviving entity (such merger, as more specifically described in the S-4, the “Parent Merger”), and immediately thereafter, the New Parent will migrate out of Luxembourg and redomesticate in the State of Delaware as Core Laboratories Inc., thereby becoming the new, ultimate parent company of the US Borrower and the Subsidiary Guarantors.

WHEREAS, the consummation of the Parent Merger would violate Section 7.03(a)(ii) of the Credit Agreement, which prohibits the Existing Parent from entering into a merger if the Existing Parent is not the surviving entity.

WHEREAS, in connection with the Parent Merger, the Borrowers have requested, and the undersigned Lenders (which Lenders constitute the Required Lenders) and the Administrative Agent have agreed, on the terms and conditions set forth herein, to consent to the consummation of the Parent Merger notwithstanding Section 7.03(a)(ii) of the Credit Agreement and make certain amendments to the Credit Agreement.

NOW THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Consent. The undersigned Lenders (which Lenders constitute the Required Lenders) and the Administrative Agent consent to the Parent Merger, notwithstanding Section 7.03(a)(ii) of the Credit Agreement or any other provision of any Loan Document to the contrary. The foregoing consent is a one-time consent, is strictly limited to the extent, and as expressly provided, above, and is strictly contingent upon the satisfaction of the conditions set forth in Section 7 hereof. Except as expressly provided above, nothing contained herein shall be construed to be a waiver of, or a consent to a departure from, the terms of, provisions, covenants, warranties or agreements contained in any Loan Document. Without limitation of the foregoing, such consent applies solely to the Parent Merger and related exchange of common shares of the New Parent for common shares of the Existing Parent, and does not constitute a consent to any payment of cash to shareholders in lieu thereof or any mergers, contributions, or assignments, in each case, not otherwise permitted under the Credit Agreement.

Section 3. Amendments of Credit Agreement. Upon the effective date of the Assumption and Reaffirmation Agreement (as defined in Section 8 below), the Credit Agreement shall be amended as follows:

(a) The introductory paragraph of the Credit Agreement is hereby amended and restated in its entirety as follows:

This EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of July 25, 2022, among CORE LABORATORIES INC., a Delaware corporation, as successor to Core Laboratories N.V. (the “Parent”), and CORE LABORATORIES (U.S.) INTERESTS HOLDINGS, INC., a Texas corporation (the “Subsidiary Borrower” and, together with the Parent, the “Borrowers” and, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and as Collateral Agent for the Secured Parties.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Amendment No. 1 to Credit Agreement” means that certain Consent and Amendment No. 1 to Eighth Amended and Restated Credit Agreement dated as of May 1, 2023 among the Borrowers, the Guarantors, the Lenders party thereto, and the Administrative Agent.

(c) Section 1.01 of the Credit Agreement is hereby amended by restating the following defined terms therein as follows:

“Dutch Loan Party” means any Loan Party that is organized under the laws of the Netherlands.

“Security Agreement” means the security and pledge agreement, dated as of the Collateral Closing Date, executed in favor of the Collateral Agent by each Borrower, the Domestic Guarantors, the Canadian Guarantors, and the Dutch Loan Parties.

(d) Section 5.10 of the Credit Agreement is hereby amended by restating clauses (a), (c) and (d) thereof to read as follows:

(a) Each Borrower and each ERISA Affiliate have operated and administered each Pension Plan and other Plan in compliance with all applicable laws, except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither any Borrower nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise Tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA); and no event, transaction or condition has occurred or exists or is threatened that could reasonably be expected to result in the incurrence of any such liability by either Borrower or any ERISA Affiliate, or in the imposition of any Lien on any of the Properties of either Borrower or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise Tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as could not be reasonably expected to have a Material Adverse Effect.

(c) The Parent and its ERISA Affiliates do not currently have any liability or obligation with respect to any material liabilities (and are not subject to material contingent withdrawal liabilities) under Section 4201, 4204 or 4243 of ERISA with respect to any Multiemployer Plan.

(d) The expected post-retirement benefit obligation (determined as of the last day of the Parent’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Parent and its ERISA Affiliates is not material.

(e) Section 5.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.22 Taxpayer Identification Number; Other Identifying Information. The true and correct U.S. Taxpayer identification number of each Borrower is set forth on Schedule 5.22.

(f) Section 6.17 of the Credit Agreement is hereby amended by restating the first sentence thereof to read as follows:

The parties have agreed that certain Loan Parties will secure the Obligations with valid and perfected first-priority Liens (subject to Permitted Liens) in (w) substantially all tangible and intangible personal Property of the Borrowers, the Domestic Guarantors, and the Canadian Guarantors, (x) the Equity Interests of (1) the Subsidiary Borrower, (2) each Domestic Guarantor (other than the Parent), and (3) each existing Dutch Subsidiary Guarantor and any future Dutch Subsidiary Guarantor that is a direct Subsidiary of a Borrower, any other Dutch Loan Party, or any Domestic Guarantor, (y) each instrument evidencing intercompany Indebtedness owing to (1) each of the Borrowers, (2) each Domestic Guarantor, (3) each Canadian Guarantor, and (4) each Dutch Loan Party, and (z) all proceeds and products of the Property described in clauses (w) through (y) above, in each case subject to the limitations and other exceptions set forth in the Collateral Documents.

(g) Section 6.17(d) of the Credit Agreement is hereby amended by replacing the reference to “the Borrower” with “the Borrowers”.

(h) Section 7.02(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(o) Guarantees by Core Laboratories International B.V. of obligations of its Subsidiaries incorporated in the Netherlands arising as a result of guarantees filed with the Dutch Trade Register pursuant to Section 2:403 of the Dutch Civil Code, but excluding any Indebtedness incurred by such Subsidiaries other than (i) Indebtedness comprised of guaranties of obligations other than Indebtedness and (ii) letters of credit supporting obligations other than Indebtedness.

(i) Section 8.01(b) of the Credit Agreement is hereby amended by adding “or Section 8 of Amendment No. 1 to the Credit Agreement” immediately after “Article VII”.

(j) Each reference in the Credit Agreement to “US Borrower” is hereby replaced with “Subsidiary Borrower”.

(k) Each reference in the Credit Agreement to “Core Laboratories N.V.” is hereby replaced with “Core Laboratories Inc.”

(l) Schedule 5.22 of the Credit Agreement is hereby restated in its entirety with Schedule 5.22 attached hereto.

Section 4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other agent or any other Lender or L/C Issuer and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein, including any decrease of its Commitment. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other agent or any other Lender or L/C Issuer and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 5. Representations and Warranties. Each Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrowers and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Parent Merger will be effected in accordance with the terms of the S-4 in all material respects.

Section 6. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. Each Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 7. Effectiveness. This Amendment shall become effective upon the satisfaction on or prior to the Consent Effective Date of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Existing Parent, the US Borrower, each Guarantor, and by the Lenders whose consent is required to effect the consent and amendments contemplated hereby; and

(b) The Borrowers shall have paid all fees, charges, and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents to the extent then invoiced.

Section 8. Post-Closing Covenant. Promptly after the Consent Effective Date (but in any event no later than one Business Day after the Consent Effective Date or in the case of clause (b) below, no later than two Business Days after the Consent Effective Date), the Administrative Agent (or its counsel) shall have received the following:

(a) the Assumption and Reaffirmation Agreement in the form attached hereto as Exhibit A (the “Assumption and Reaffirmation Agreement”), pursuant to which the New Parent (after giving effect to the Parent Merger and the Redomestication) assumes all rights, title, interest, obligations and liabilities of the Existing Parent and reaffirms the terms of and its obligations under (and the security interests granted under, as applicable) each Collateral Document to which it is a party and the Parent Guaranty, which Assumption and Reaffirmation Agreement is (i) duly executed and delivered by the New Parent (after giving effect to the Parent Merger and the Redomestication) and (ii) in full force and effect substantially concurrently with the effectiveness of the Parent Merger;

(b) all items required to be delivered under Section 6 of the Assumption and Reaffirmation Agreement; and

(c) an assumption, reaffirmation, and amendment agreement with respect to the 2011 Note Purchase Agreement and the 2020 Note Purchase Agreement, in each case (i) duly executed and delivered by the parties thereto, (ii) in form and substance satisfactory to the Administrative Agent and (iii) in full force and effect substantially concurrently with the effectiveness of the Parent Merger.

Failure to comply with the covenant set forth in this Section 8 shall constitute an Event of Default under the Loan Documents.

Section 9. Reaffirmation of Liens and Guaranty.

(a) Each Borrower and each Guarantor (i) represents and warrants that the Collateral Documents to which it is a party are enforceable against it in accordance with the terms thereof (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law)), and that according to their terms the Collateral Documents will continue in full force and effect to secure the Obligations, as the same may be amended, supplemented, or otherwise modified, following the execution of this Amendment and (ii) acknowledges, represents, and warrants that the Liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected first priority security interest (subject only to applicable Permitted Liens) in the Collateral to secure the Obligations, as the same may be amended, supplemented, or otherwise modified.

(b) Each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty to which it is a party, and that according to its terms such Guaranty will continue in full force and effect to guaranty the Borrowers’ obligations under the Credit Agreement and the other amounts described in such Guaranty following the execution of this Amendment.

Section 10. Reaffirmation of Intercompany Subordination Agreement. Each Borrower and each Guarantor represents and warrants that it has no defense to the enforcement of the Subordination Agreement made by the Borrowers and the Guarantors for the benefit of the Administrative Agent, and that according to its terms the Subordination Agreement will continue in full force and effect to subordinate all intercompany indebtedness among the Loan Parties to the Obligations following execution of this Amendment.

Section 11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

Section 12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) neither Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.

Section 13. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 14. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature page follows]

EXECUTED as of the first date above written.

CORE LABORATORIES N.V., a Netherlands limited liability company

By: Core Laboratories International B.V., its sole Managing Director

By:	/s/ Jacobus Schouten
Name:	Jacobus Schouten
Title:	Managing Director

CORE LABORATORIES (U.S.) INTERESTS HOLDINGS, INC., a Texas corporation

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Chief Accounting Officer and Treasurer

CORE LABORATORIES HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

CORE LABORATORIES LLC, a Delaware limited liability company

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

SAYBOLT LP, a Delaware limited partnership

By: Core Laboratories LLC, its General Partner

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

OWEN OIL TOOLS LP, a Delaware limited partnership

By: Core Laboratories LLC, its General Partner

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

CORE LABORATORIES LP, a Delaware limited partnership

By: Core Laboratories LLC, its General Partner

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

CORE LABORATORIES HUNGARY KFT., a Hungarian company

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

CORE LABORATORIES CANADA LTD., an Alberta, Canada corporation

By:	/s/ Kevin Daniels
Name:	Kevin Daniels
Title:	Treasurer

CORE LABORATORIES INTERNATIONAL B.V., a Netherlands private limited liability company

By:	/s/ Jacobus Schouten
Name:	Jacobus Schouten
Title:	Managing Director

CORE LABORATORIES SALES B.V.,, a Netherlands private limited liability company

By:	/s/ Jacobus Schouten
Name:	Jacobus Schouten
Title:	Managing Director

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

EXECUTED AND DELIVERED AS A DEED BY:

CORE LABORATORIES (U.K.) LIMITED, a company organized under the laws of England and Wales

ACTING BY:

By:	/s/ Jacqueline Watson
Name:	Jacqueline Watson
Title:	Director

Address: C/O TMF Group 8th Floor 20 Farringdon Street, London, United Kingdom, EC4A 4AB

Telephone: 44 1224-421000

AND:

By:	/s/ Ewan Thomson
Name:	Ewan Thomson
Title:	Director

Address: C/O TMF Group 8th Floor 20 Farringdon Street, London, United Kingdom, EC4A 4AB

Telephone: 44 1224-421000

IN THE PRESENCE OF:

By:	/s/ Brenda Cumming
Name:	Brenda Cumming

Address: Kalina Oldmeldrum Inverurie AB51 OEA

Occupation: Admin Team Lead

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Melissa Mullis
Name:	Melissa Mullis
Title:	Vice President

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Wesley Gerren
Name:	Wesley Gerren
Title:	Vice President

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

COMERICA BANK, as a Lender

By:	/s/ Kirby Sanford
Name:	Kirby Sanford
Title:	SVP

Signature Page to Consent and Amendment No. 1 to 8th A&R Credit Agreement – Core Labs

EXHIBIT A

Assumption and Reaffirmation Agreement

[Attached.]

SCHEDULE 5.22

IDENTIFICATION NUMBERS FOR

BORROWERS

Name	Jurisdiction	Tax Identification Number

Core Laboratories Inc.	Delaware	98-1164194

Core Laboratories (U.S.)
Interests Holdings Inc.	Texas	75-2464675